FundVantage Trust

WHV International Equity Fund

These materials provide, in interactive data format using the Extensible Business Reporting Language, information relating to the prospectus for the WHV International Equity Fund dated September 1, 2013 (as amended January 14, 2014) that was filed with the Securities and Exchange Commission pursuant to paragraph (e) of Rule 497 under the Securities Act of 1933, as amended, on January 14, 2014

(SEC Accession No.0001104659 14 002291).

EXHIBIT INDEX

Index No.	Description of Exhibit
EX-101.INS	XBRL Instance Document
EX-101.SCH	XBRL Taxonomy Extension Schema Document
EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase
EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase
EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase
EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase